SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported):  June 4, 2008

American Honda Receivables Corp.

(Exact name of registrant as specified in its charter)

California	333−150095	33−0526079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp. 20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

     Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

     Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01. Other Events

A copy of the Power of Attorney being filed as Exhibit 24.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

24.1      Power of Attorney

SIGNATURES

Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp.
Registrant

By:	/s/ H. Tanaka
Name:	H. Tanaka
Title:	President

June 4, 2008

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 24.1	Power of Attorney